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                                                              Exhibit 99.B(h)(7)

                                     FORM OF
                                    AMENDMENT
                               DATED MAY 23, 2005
                                       TO
                     AMENDED AND RESTATED SERVICE AGREEMENT
                                     BETWEEN
                              RYDEX VARIABLE TRUST
                         AND RYDEX FUND SERVICES, INC.,
                             DATED NOVEMBER 15, 2004

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                                     FORM OF

                                  AMENDMENT TO

                              AMENDED AND RESTATED

                                SERVICE AGREEMENT

                             DATED NOVEMBER 15, 2004

                                     BETWEEN

                              RYDEX VARIABLE TRUST

                                       AND

                            RYDEX FUND SERVICES, INC.


The following Amendment is made to Section 4 of the Amended and Restated Service Agreement between Rydex Variable Trust (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Service Agreement:

     Section 4 of the Service Agreement is amended, effective May 23, 2005, to read as follows:

     As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the "Assets") of each of the Trust's series for such month:

               THE U.S. GOVERNMENT BOND FUND

                       0.20% of Assets

               THE U.S. GOVERNMENT MONEY MARKET FUND

                       0.20% of Assets

               THE NOVA FUND

                       0.25% of Assets

               THE URSA FUND

                       0.25% of Assets

               THE OTC FUND

                       0.25% of Assets

               THE ARKTOS FUND

                       0.25% of Assets

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               THE JUNO FUND

                       0.25% of Assets

               THE LARGE-CAP EUROPE FUND

                       0.25% of Assets

               THE LARGE-CAP JAPAN FUND

                       0.25% of Assets

               THE MEKROS FUND

                       0.25% of Assets

               THE MEDIUS FUND

                       0.25% of Assets

               THE LARGE-CAP VALUE FUND

                       0.25% of Assets

               THE LARGE-CAP GROWTH FUND

                       0.25% of Assets

               THE MID-CAP VALUE FUND

                       0.25% of Assets

               THE MID-CAP GROWTH FUND

                       0.25% of Assets

               THE INVERSE MID-CAP FUND

                       0.25% of Assets

               THE SMALL-CAP VALUE FUND

                       0.25% of Assets

               THE SMALL-CAP GROWTH FUND

                       0.25% of Assets

               THE INVERSE SMALL-CAP FUND

                       0.25% of Assets

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               THE ALL-CAP VALUE FUND

                       0.25% of Assets

               THE RYDEX S&P DIVERSIFIED TRENDS FUND

                       0.25% of Assets

               THE STRENGTHENING DOLLAR FUND

                       0.25% OF ASSETS

               THE WEAKENING DOLLAR FUND

                       0.25% OF ASSETS

               THE BANKING FUND

                       0.25% of Assets

               THE BASIC MATERIALS FUND

                       0.25% of Assets

               THE BIOTECHNOLOGY FUND

                       0.25% of Assets

               THE CONSUMER PRODUCTS FUND

                       0.25% of Assets

               THE ELECTRONICS FUND

                       0.25% of Assets

               THE ENERGY FUND

                       0.25% of Assets

               THE ENERGY SERVICE FUND

                       0.25% of Assets

               THE FINANCIAL SERVICES FUND

                       0.25% of Assets

               THE HEALTH CARE FUND

                       0.25% of Assets

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               THE INTERNET FUND

                       0.25% of Assets

               THE LEISURE FUND

                       0.25% of Assets

               THE PRECIOUS METALS FUND

                       0.25% of Assets

               THE REAL ESTATE FUND

                       0.25% of Assets

               THE RETAILING FUND

                       0.25% of Assets

               THE TECHNOLOGY FUND

                       0.25% of Assets

               THE TELECOMMUNICATIONS FUND

                       0.25% of Assets

               THE TRANSPORTATION FUND

                       0.25% of Assets

               THE UTILITIES FUND

                       0.25% of Assets

               THE COMMODITIES FUND

                       0.25% OF ASSETS

               THE SECTOR ROTATION FUND

                       0.25% of Assets

               THE CORE EQUITY FUND

                       0.25% of Assets

               THE CLS ADVISORONE AMERIGO VT FUND

                       0.25% of Assets

               THE CLS ADVISORONE CLERMONT VT FUND

                       0.25% of Assets

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               THE ABSOLUTE RETURN STRATEGIES FUND

                       0.25% OF ASSETS

               THE MARKET NEUTRAL FUND

                       0.25% OF ASSETS

               THE HEDGED EQUITY FUND

                       0.25% OF ASSETS


               ADDITIONS ARE NOTED IN BOLD.

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     In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 23rd day of May, 2005.


                                   RYDEX VARIABLE TRUST

                                   By:
                                       ------------------------------
                                   Name:  Carl G. Verboncoeur
                                   Title: President


                                   RYDEX FUND SERVICES, INC.

                                   By:
                                       ------------------------------
                                   Name:  Carl G. Verboncoeur
                                   Title: President